SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2025

COLUMBUS McKINNON CORPORATION
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-34362	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

13320 Ballantyne Corporate Place, Suite D	Charlotte	NC	28277
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_________________________________________________

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMCO	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) On August 4, 2025, the Human Capital, Compensation & Succession Committee of the Board of Directors of Columbus McKinnon Corporation (the “Company”) adopted resolutions to terminate the Columbus McKinnon Corporation Employee Stock Ownership Plan (the “ESOP”) effective August 4, 2025. As of August 1, 2025, the ESOP held approximately 131,903 shares of the Company’s common stock, representing approximately 0.46% of the Company’s issued and outstanding common stock, and approximately $388,000 in cash.

Of these amounts, the following were allocated to the Company’s named executive officers:

Name	Title	Shares	Cash(1)
Gregory P. Rustowicz	Executive Vice President – Finance and Chief Financial Officer	242	$672.05
Alan S. Korman	Senior Vice President, General Counsel, Corporate Development and Secretary	302	$828.19

(1) Cash amounts are as of March 31, 2025, which is the most recent valuation date for any cash amounts held by a participant in the ESOP.

The ESOP previously became closed to new participants effective January 1, 2012. The final ESOP allocation was made to ESOP participants as of March 31, 2015, and all participants were 100% vested in their respective ESOP account balance as of that date. As a result of the ESOP termination, the vested account balance of each ESOP participant will be distributed to such ESOP participant, who will have the option either to have their vested account balance distributed to them directly or have their vested account balance rolled over to the Company’s qualified 401(k) plan, an individual retirement account or other eligible retirement plan. The Company anticipates that vested account balances will be distributed to ESOP participants in October 2025.

EXHIBIT NUMBER	DESCRIPTION

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Executive Vice President - Finance and Chief Financial Officer
(Principal Financial Officer)

Dated: August 4, 2025